Investor Presentation August 25, 2014 NYSE: PVA Exhibit 99.2

Forward-Looking Statements / Oil and Gas Reserves and Definitions

Forward-Looking Statements
Certain statements contained herein that are not descriptions of historical facts are “forward-looking” statements within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to, the following: the volatility of commodity prices for oil, natural gas liquids and natural gas; our ability to develop, explore for, acquire and replace oil and gas reserves and sustain production; our ability to generate profits or achieve targeted reserves in our development and exploratory drilling and well operations; any impairments, write-downs or write-offs of our reserves or assets; the projected demand for and supply of oil, natural gas liquids and natural gas; reductions in the borrowing base under our revolving credit facility; our ability to contract for drilling rigs, supplies and services at reasonable costs; our ability to obtain adequate pipeline transportation capacity for our oil and gas production at reasonable cost and to sell the production at, or at reasonable discounts to, market prices; the uncertainties inherent in projecting future rates of production for our wells and the extent to which actual production differs from estimated proved oil and gas reserves; drilling and operating risks; our ability to compete effectively against oil and gas companies; our ability to successfully monetize select assets and repay our debt; leasehold terms expiring before production can be established; environmental obligations, costs and liabilities that are not covered by an effective indemnity or insurance; the timing of receipt of necessary regulatory permits; the effect of commodity and financial derivative arrangements; our ability to maintain adequate financial liquidity and to access adequate levels of capital on reasonable terms; the occurrence of unusual weather or operating conditions, including force majeure events; our ability to retain or attract senior management and key technical employees; counterparty risk related to their ability to meet their future obligations;
compliance with and changes in governmental regulations or enforcement practices, especially with respect to environmental, health and safety matters; uncertainties relating to general domestic and international economic and political conditions; and other risks set forth in our filings with the Securities and Exchange Commission
(SEC).
Additional information concerning these and other factors can be found in our press releases and public periodic filings with the SEC. Many of the factors that will determine our future results are beyond the ability of management to control or predict. Readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof. We undertake no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events, changed circumstances or otherwise.
Oil and Gas Reserves
Effective January 1, 2010, the SEC permits oil and gas companies, in their filings with the SEC, to disclose not only “proved” reserves, but also “probable” reserves and
“possible” reserves. As noted above, statements of reserves are only estimates and may not correspond to the ultimate quantities of oil and gas recovered. Investors are urged to consider closely the disclosure in PVA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which is available from PVA at Four
Radnor Corporate Center, Suite 200, Radnor, PA 19087 (Attn: Investor Relations). You can also obtain this report from the SEC by calling 1-800-SEC-0330 or from the
SEC’s website at www.sec.gov.
Definitions
Proved reserves are those quantities of oil and gas which, by analysis of geosciences and engineering data, can be estimated with reasonable certainty to be economically producible from a given date forward, from known reservoirs, and under existing economic conditions, operating methods and government regulation before the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether the estimate is a deterministic estimate or probabilistic estimate. Probable reserves are those additional reserves that are less certain to be recovered than proved reserves, but which are as likely than not to be recoverable (there should be at least a 50% probability that the quantities actually recovered will equal or exceed the proved plus probable reserve estimates). Possible reserves are those additional reserves that are less certain to be recoverable than probable reserves (there should be at least a
10% probability that the total quantities actually recovered will equal or exceed the proved plus probable plus possible reserve estimates). “3P” reserves refer to the sum of proved, probable and possible reserves. Estimated ultimate recovery (EUR) is the sum of reserves remaining as of a given date and cumulative production as of that date. EUR is a measure that by its nature is more speculative than estimates of reserves prepared in accordance with SEC definitions and guidelines and accordingly is less certain.
Reconciliation of GAAP and Non-GAAP Financial Measures
This presentation contains references to both GAAP and non-GAAP financial measures. Reconciliations between GAAP and non-GAAP financial measures are available in the appendix to this presentation.

•
Contiguous and high-quality acreage position in the Eagle
Ford
• Approximately 101,800 net acres with over 1,600 potential identified drilling locations; approximately 12-year drilling inventory  with 8 rigs (1)
• Continue to high-grade our drilling program and increase acreage footprint
•
Recent operational success
• Strong Upper Eagle Ford results have confirmed stacked potential and significant upside
• Excellent results in the Shiner “Beer Quad” and Peach Creek areas
•
Significant oil focus – current 2014E oil production growth
guidance of 42% to 49%
•
Experienced team manages aggressive growth strategy
• Portfolio optimization focusing on Eagle Ford growth
• YTD 2014 divestitures with gross proceeds of $319 MM
• Recently announced Eagle Ford acreage acquisition for $45 MM (1)
(1) Acreage and location data includes impact of Eagle Ford acquisition announced on 7/10/14 and expected to close in August 2014.
Penn Virginia Today
Eagle Ford Shale Will Drive Continued Growth

Granite Wash/Mid-Continent
Eagle Ford/South Texas
East Texas
Total Company
•
YE 2013 Proved Reserves
(1)
•
2Q 2014 Production
(1)
•
Eagle Ford Acreage & Locations
(2)
(1)
(2) Acreage and location data includes impact of Eagle Ford acquisition announced on 7/10/14 and expected to close in August 2014.
Includes 14.2 MMBOE of proved reserves at YE13 and 1.9 MBOEPD of 2Q14 production from Mississippi assets sold in July 2014.
Operating Areas
As of and for the Quarter Ended June 30, 2014
•
~142,500 gross (~101,800 net)
•
Over 1,600 gross potential
identified drilling locations
•
7 rigs drilling, plan to add 8
th
in 3Q
2014
•
21.8 MBOEPD
•
56% Oil, 70% Liquids
•
3% growth over 1Q14
•
136.3 MMBOE
•
40% Developed
•
45% Oil, 61% Liquids
YE13 Proved Reserves: 75.6 MMBOE
29% Developed
2Q14 Production: 15.6 MBOEPD
YE13 Proved Reserves: 35.9 MMBOE
41% Developed
2Q14 Production: 2.4 MBOEPD
YE13 Proved Reserves: 10.6 MMBOE
80% Developed
2Q14 Production: 1.8 MBOEPD

Strategy

Focused on
Operational Execution
and Further
Expansion in the
Eagle Ford
• Increasing to eight drilling rigs in 3Q 2014, 107 (64.5 net) TILs in 2014
(1)
• Goal: continue to increase acreage position in our “backyard”
• Delivering high levels of production, reserve and EBITDAX growth
Focused on
Maintaining
Good  Liquidity
• Recent offering, sale of assets, cash flow from operations and availability under our revolver provide liquidity to fund our anticipated development program
• Goal is to self-fund our capital program by 2017
• Recent asset sales and arbitration award increased liquidity
Focused on
Generating New
Opportunities
• Delineating reserve and production potential of Upper Eagle Ford (Marl) Shale
• Continuing to evaluate new oil resource play opportunities that have early entry possibilities
(1) Assumes 64 (36.5 net) TILs (turn-in lines) for the balance of 2014.
• Selma Chalk assets – closed July 2014 for $73 MM gross
• Eagle Ford oil gathering/transportation rights – closed July 2014 for $150 MM gross
• Eagle Ford gas gathering/gas lift assets – closed January 2014 for $94 MM gross
• Arbitration award of $35 MM

5 (1) Pro forma to exclude divested Mississippi volumes.  Assumes 64 (36.5 net) TILs (turn-in lines) for the balance of 2014, of which 14 (12.3 net) wells will be in the Upper Eagle Ford, 22 (9.0 net) wells will be in the “Beer
Quad”, 8 (4.3 net) wells will be in Peach Creek and 11 (4.3 net) will be in Rock Creek Ranch, with 6 (3.9 net) shallow wells and three (2.8 net) wells in other areas of Shiner. Shallow wells are wells with less than 10,500’ of vertical depth (defined as measured depth less lateral length)
• We have significantly
increased oil production
over the last few years,
and we expect that trend
to continue
• Addition of 7
th
and 8
th
rigs is anticipated to
provide total production
growth of 35 - 45% and oil
production growth of 45 -
60% in 2015
• Anticipate 64 (36.5 net)
TILs during 2H14
2014-2015 Historical and Estimated Production Growth
(1)
PVA is an Eagle Ford Oil Growth Story
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
1Q14 2Q14 3Q14-E 4Q14-E 2015-E
Pro Forma Daily Production by Quarter and 2015
Oil (BOPD) NGL (BOPD)
Gas (BOEPD)
Pro Forma
Guidance
Range
Guidance
Range
Pro Forma
Production
Pro Forma
Production
Guidance
Range

PVA
BHP Billiton
ConocoPhillips
Devon
EOG
Forest / Sabine
Nearby Operators
Marathon
Earthstone
Pioneer
Plains
Sabine / Forest
Sanchez
Gonzales
Lavaca
DeWitt
6
Overview of PVA’s Eagle Ford Position
•
142,500 gross (101,800 net) acres
(1)
•
Avg. IP/30-day rates of 1,490/943 BOEPD for the last 82/68 wells in the
Peach Creek, Rock Creek, Bozka and Shiner Areas (2)
•
16,860 net BOEPD of June 2014 Eagle Ford sales (74% oil; 15% NGLs)
•
Proved PV-10 at YE13 of $1,584 MM ($754 MM of PD value) (3)
Approximately 190 MMBOE of 3P reserves at YE13, excluding Upper
Eagle Ford upside (4)
•
Greater than 1,600 remaining gross drilling locations
•
Positive down-spacing results associated with pad drilling
•
Additional upside potential in Upper Eagle Ford (Marl) and Austin Chalk
•
Rigs and infrastructure in place
•
Drilling plan includes 8 rigs in 2H14; 64 (36.5) net wells to be TIL in 2H14
•
Multiple providers of frac stimulation services
•
Monetized gas gathering and gas lift systems and oil gathering and transportation rights in 1H14 for approximately $245 MM
(1)  Acreage and location data includes impact of Eagle Ford acquisition announced on 7/10/14 and expected to close in August 2014.
(2) Since the beginning of 2Q13; excludes  “shallow” wells. Shallow wells are wells with less than 10,500’ of vertical depth (defined as measured depth less lateral length).
(3) Based on SEC proved reserve estimates as of 12/31/13.  See reconciliation to standardized measure in appendix.
(4) 3P reserves based on internal estimates of probable and possible reserves as of 12/31/13.
Emerging Presence in Leading U.S. Oil Shale Play

PENN VIRGINIA
CORPORATION

MBOEPD
16
14
12
10
8
6
4
2
0
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14
Crude Oil
NGLs
Natural Gas

$MM
$120
$100
$80
$60
$40
$20
$0
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14
Crude Oil
NGLs
Natural Gas

MMBOE
200
180
160
140
120
100
80
60
40
20
0
Year-End 2011
Year-End 2012
Mid-Year 2013
Year-End 2013
Crude Oil
NGLs
Natural Gas

MMBOE
200
180
160
140
120
100
80
60
40
20
0
Year-End 2011
Year-End 2012
Mid-Year 2013
Year-End 2013
Proved
Probable and Possible

Growing Our Eagle Ford Position
Increases in Production, Revenues and Reserves
Growth in Eagle Ford Production
Growth in Eagle Ford Proved Reserves
Growth in Eagle Ford Revenues
Growth in Eagle Ford 3P Reserves

PENN VIRGINIA CORPORATION

Acreage / Recent Well Results
Peach Creek
Rock Creek / Bozka
Shiner
Shallow / Hunt
New Acreage[1]
"Beer Quad"
Gonzales
Fayette
Lavaca
Peach Creek
Shiner
New Acreage
Shallow / Hunt
Bozka
Rock Creek
Wombat Unit
1H : IP 1,670 BOEPD
Bock Unit
2H : IP 1,758 BOEPD
6H : IP 2,272 BOEPD
7H : IP 3,175 BOEPD
Cinco J Ranch LTD Unit
1H : IP 2,6 11 BOEPD
Rock Creek Ranch Wyatt Unit
2H : IP 1,624 BOEPD
Martinsen Unit
2H (Marl) : IP 1,360 BOEPD
Welhausen Unit
A 2H (Marl) : IP 2,165 BOEPD
B 1H : IP 1,536 BOEPD
Amber Unit
1H : IP 2,217 BOEPD
2H : IP 1,919 BOEPD
0 1 mi 2mi
0 5,280 10,560

PVA's Concentrated Position in the Eagle Ford
Over 100,000 Net Acres in the Core of the Eagle Ford
(1)

(1) Acreage and location data includes impact of Eagle Ford acquisition announced on 7/10/14 and expected to close in August 2014.

Currently have >600
Upper Eagle Ford
(Marl) Shale Drilling
Locations
• Located in the eastern portion of our Lavaca County acreage position
• Potential of the Upper Eagle Ford has expanded to the east and west with the recent results of our Welhausen and Martinsen wells
Additional 400
Drilling Locations
May Exist On
"Legacy" Acreage
• Located in the Peach Creek Field and other portions of the Shiner Field
• For now, our inventory assumes only “lower” Eagle Ford locations in these areas
Early Upper Eagle
Ford Results Have
Been Very
Encouraging
• PVA’s two recent test wells: Welhausen #A2H and Martinsen #2H
• Welhausen #2H IP – 2,165 BOEPD (26 frac stages); 1,070 BOEPD over 95 days
• Martinsen #2H IP – 1,360 BOEPD (27 frac stages); 1,238 BOEPD over 30 days
• Plan to spud 19 and TIL 14 (12.3 net) Upper Eagle Ford wells in 2H14
210 to 450 MMBOE
of Gross Resource
Potential May Exist
Across Our Current
Acreage
• Assumes an EUR range of 350 to 450 MBOE per well
• Assumes 600 to 1,000 gross drilling locations
Upper Eagle Ford / Marl Upside

Lavaca
Gonzales
Fayette
Lavaca
Gonzales
Lavaca
FEET
0 13,954
Upper Eagle Ford / Marl Upside
10
Devon Medina #2H
Drilling
Sabine – Sustr #1H
IP 1,054 BOEPD IP30 869 BOEPD
Sabine – Targac #1H
IP 1,226 BOEPD IP30 840 BOEPD
Sabine – Gillespie #1H
IP 843 BOEPD IP30 654 BOEPD
Tier 1 Fairway
Existing Completions
2014 Spuds (1-2 well pads)
PVA Leasehold
Upper Eagle Ford / Marl
Penn Virginia Martinsen #2H
IP 1,360 BOEPD IP30 1,238 BOEPD
CUM 56,187 1.7 months
27 frac stages / 5,857’ lateral
Penn Virginia Fojtik #1H
IP 1,209 BOEPD IP30 684 BOEPD
CUM 97,308 BOE – 15.4 months
17 frac stages / 4,202’ lateral
Penn Virginia Welhausen #A2H
IP 2,165 BOEPD IP30 1,767 BOEPD
CUM 101,685 – 3.1 months
26 frac stages / 5,976’ lateral

PENN VIRGINIA CORPORATION

Wellhead Rate - BOEPD per Frac Stage

Upper EF Performance Substantiates Development
Plan to spud 19 and TIL 14 (12.3 net) Upper Eagle Ford wells in 2H14
2014 Upper Eagle Ford Tests
Welhausen #A2H
•
26 frac stages
•
IP: 2,165 BOEPD
83.3 BOEPD / stage
•
IP95: 1,070 BOEPD
41.1 BOEPD / stage
Martinsen #2H
•
27 frac stages
•
IP: 1,360 BOEPD
50.4 BOEPD / stage
•
IP30: 1,238 BOEPD
45.9 BOEPD / stage
11
0
10
20
30
40
50
60
70
80
90
100
15 30 45 60 75 90
Days on Production
Upper Eagle Ford Shale
Aligned Days of Production
Internal Shiner Type Curve
Welhausen #A2H
Martinsen #2H

•
Due to acquisitions and leasing efforts, our acreage position currently stands at 142,500 gross
(101,800 net) acres
(1)
•
We have an inventory of 1,600+ gross potential identified drilling locations, generating a
~12-year inventory with 8 rigs
• 3 successful tests of Upper Eagle Ford (Marl) thus far, 19 more spuds planned for 2H14
• Inventory will continue to increase with an ongoing active leasing program
• Potential for additional 400 stacked lateral Upper Eagle Ford locations overlying Lower Eagle Ford locations
12
Note: Latest through 07/31/14
(1) Acreage and location data Includes impact of Eagle Ford acquisition announced on 7/10/14 and expected to close in August 2014.
(2) Includes over 600 undeveloped and 3 developed Upper Eagle Ford (Marl) Shale locations and wells in Shiner.
(3) Represents gross acres per location. Actual location count depends upon lease configurations, lateral lengths and spacing between laterals.
Area
Producing
Wells
Drilling
Locations
(2)
Gross
Acreage
Net
Acreage
Acres /
Location
(3)
Shiner- Upper EF
(1,2)
3 617 30,025 26,571 48
Shiner - Beer Quad 22 48 6,400 3,354 91
Shiner - Other 28 417 37,957 31,603 85
Peach Creek 125 311 32,007 16,696 73
Rock Creek / Bozka 22 78 6,472 5,084 65
Shallow / Hunt 31 179 29,647 18,472 141
Totals 231 1,650 142,508 101,780 76
Eagle Ford Drilling Inventory
Inventory of Drilling Locations Increasing Due to Leasing and Downspacing

Initial Production (BOEPD)
Initial Production per stage (BOEPD/stage)

2H 2014 Work Program Focused on Best Areas

Notes
Includes Eagle Ford wells over the past five quarters.  The 58 gross wells panned for 2H14 excludes six shallow wells.
22 14 11 8 0 3
58 Gross TILs
2H 2014:
0
10
20
30
40
50
60
70
80
0
250
500
750
1,000
1,250
1,500
1,750
2,000
Shiner High
GOR
Rock Creek
Bozka
Peach Creek Shiner - Mod
GOR
Upper EF Shiner Beer
Quad
Initial Production (Boe/d; left axis) Initial Production (per stage; right axis)
Initial Production per Area

Well Costs per Stage are Declining 14 Notes - Excludes shallow wells. $0 $100 $200 $300 $400 $500 $600 $700 $800 2011 2012 2013 1H14 Annual Trend in Average Well Costs per Frac Stage

PENN VIRGINIA CORPORATION

Peach Creek

Average Wellhead Performance per Frac Stage

1,400
1,200
1,000
800
600
400
200
0
BOE/Month/Frac Stage
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36
Month
Peach Creek Actual Average (55 Wells)
Peach Creek Forecast (internal)
Year-End 2013 Reserve Report PUD

Shiner

Average Wellhead Performance per Frac Stage

1,400
1,200
1,000
800
600
400
200
0
BOE/Month/Frac Stage
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36
Month
Shiner Actual Average (65 wells)
Shiner Forecast (internal)
Year-End 2013 Reserve Report PUD

•
Normalizing production for number of frac stages, the last 55 wells in Peach Creek have a tight fit with both the YE13 external and internal type curve per frac stage over the past 24 months
•
Normalizing production for number of frac stages, the last 65 wells in Shiner have a tight fit with the internal type curve per frac stage over the past 18 months
Gross Production Actuals vs. Type-Curves
Average Production per Frac Stage of Recent Wells vs. YE13 External and Internal Type Curves

PENN VIRGINIA CORPORATION

PEACH CREEK FIELD

Pre-Tax Rate of Return Sensitivities; Assumes $8.4MM D&C Cost

$4.00/MMBtu HH Gas Price (Flat)
PV-10 Breakeven
Rate of Return BFIT - %
WTI Oil Price (Flat) - $/Bbl
0
10
20
30
40
50
60
70
80
90
100
40
50
60
70
80
90
100
110
120
$8.4MM
EUR: 367 MBOE

SHINER FIELD

Pre-Tax Rate of Return Sensitivities; Assumes $9.2MM D&C Cost

$4.00/MMBtu HH Gas Price (Flat)
PV-10 Breakeven
Rate of Return BFIT - %
WTI Oil Price (Flat) - $/Bbl
0
10
20
30
40
50
60
70
80
90
100
40
50
60
70
80
90
100
110
120
$9.2MM
EUR: 484 MBOE

(1) Based on YE13 type curve per outside reservoir engineering firm. Terminal declines of 12% in both Peach Creek and Shiner begin at 7.8 years and are higher than internal terminal decline estimates.
(2) Gross EUR assumes 13.1 MBOE of EUR per frac stage in Peach Creek (11.3 thousand barrels of oil (MBO), 1.0 MBO of NGLs and 133 Mcf of gas) and 17.9 BOE per frac stage in Shiner (11.5 MBO, 3.4 MBO of NGLs and 489 Mcf of gas).
(3) Internal reserves are based on recent results in those areas in which the majority of our future drilling program will occur.
(4) Assumes a flat $80 or $100 per barrel WTI oil price.
(5) Capital cost plus before tax PV-10 divided by capital cost.
Eagle Ford Well Economics
Pretax IRR Sensitivities – Excellent Returns in Primary Development Areas
Peach Creek Field
• Assumes 28 frac stages
• 367 MBOE EUR type curve (1) ; 86% oil, 8% NGLs (2)
• Drilling and completion costs of $8.4 MM ($301K/stage)
• Internal estimates, which include a 5% terminal decline
assumption, yield a 520 MBOE type curve (3)
Shiner Field
• Assumes 27 frac stages
• 484 MBOE EUR type curve (1) ; 65% oil, 19% NGLs (2)
• Drilling and completion costs of $9.2 MM ($342K/stage)
• Internal estimates, which include a 5% terminal decline
assumption, yield a 680 MBOE type curve (3)
Key Takeaways $80 WTI Price $100 WTI Price
IRR
(4)
40% 72%
BTAX PV-10
(4)
($MM) $4.7 $8.0
PV/I
(5)
1.51 1.87
Key Takeaways $80 WTI Price $100 WTI Price
IRR
(4)
45% 83%
BTAX PV-10
(4)
($MM) $4.7 $7.9
PV/I
(5)
1.55 1.94

Maintain at Least
$150 MM of
Financial Liquidity
• Pro forma 2Q 2014 liquidity of $625 MM
• Reflects net proceeds from recent asset sales and arbitration settlement, net of pending Eagle Ford acquisition
Target Debt-to-
Adjusted EBITDAX
< 2.5x
• Pro forma 2Q 2014 net leverage ratio of 2.5x
• Potential to achieve target in the next 18 months
• Any additional non-core asset sales would accelerate this goal
Protect Cash Flows
with Hedges
• ~82% of 2H14 and ~57% of 2015 oil production hedged; commenced 2016 hedging
• Target 70% of production while leverage is higher than 3.0x
• Protect minimum $85 WTI oil price along with some upside
Continue to Invest in
High Return
Development
Projects
• 90%+ of capital investment is in Eagle Ford development
• Wellhead rates of return of 50% – 60% at $90 WTI price (70% – 80% at $100 WTI)
• Operational flexibility to continue to high-grade drilling program
Financial Strategy
Focus on a Strong Balance Sheet and Value Creation

Capitalization and Credit Stats

Improving Credit Statistics and Liquidity
(1)  Market value for 6% Series A and Series B Convertible Preferred Stock depositary shares calculated based on closing prices of each issue at 6/30/14 and 8/20/14.
(2)  Market value for common share  based on closing price at 6/30/14 and 8/20/14.
Capitalization ($ millions)
6/30/14
Market
Adjustments
Asset Sales/
Acquisition
Adjustments
Pro Forma
6/30/14
Cash $25 $162 $187
Debt
Credit Facility $55 ($55) -
Senior Notes 1,075 1,075
Total Debt $1,130 $0 ($55) $1,075
6% Convertible Series A Preferred (PVAYL: $88.8MM face value)
(1)
300 (89) 211
6% Convertible Series B Preferred (PVGPP: $325MM face value)
(1)
358 (33) 325
Market Cap
(2)
1,185 (219) 966
Enterprise Value $2,973 ($340) ($55) $2,578
Proved Reserves (MMBOE) 136 (14) 122
Year-End 2013 PV-10 $1,717 ($45) $1,672
Credit Statistics 6/30/14 PF 6/30/14
Net Debt /
Proved Reserves ($/BOE) $8.11 $7.27
LTM Adjusted EBITDAX 3.1x 2.5x
PV-10 / Net Debt 1.6x 1.9x
Net Debt / EV 37% 34%
Liquidity $445 $625

Company Highlights

Premier Eagle Ford
Position
• ~101,800 net acres in the Eagle Ford with ~12 years of drilling inventory
(1)
• Continued acreage growth through organic leasing and bolt-on acquisitions
Operational
Excellence
• Beginning to delineate Upper Eagle Ford, generating over 600 gross locations
• Significant Upper Eagle Ford reserve and production upside
• Pad drilling and “zipper fracs” enhancing drilling returns
• Focused development program has generated substantial production growth in the
Eagle Ford, increasing from 2.3 MBOEPD in 2011 to 16.9 MBOEPD in 2Q 2014
• Initial production rates remain strong with attractive drilling economics
Sufficient Liquidity
to Execute Future
Drilling Schedule
• Recent offering, cash flow from operations and availability under our revolver provide liquidity to fund our anticipated development program
• Asset sales increased liquidity and decreased leverage
(1) Acreage and location data includes impact of Eagle Ford acquisition announced on 7/10/14 and expected to close in August 2014.

20 Appendix

PENN VIRGINIA CORPORATION

Volatile Oil
Higher GOR Oil
Gonzales
San Antonio
Bexar
Wilson
Lavaca
Atascosa
DeWitt
Victoria
Karnes
Goliad
Texas
Bee
McMullen
Live Oak

Note: Some EFS operators off map.
(1) Based on recent company presentations, as well as industry publications.  Some industry publication information may be out of date.
Eastern Volatile Oil and Condensate Rich Gas Windows
(1)
21
Overview of the Eagle Ford
PVA
BHP
CHK
COG
COP
CRK
CRZO
DVN
EOG
FST/Sabine
MRO
MUR
NFX
Earthstone
PXD
PXP
Sabine/FST
SFY
SN
STO
TLM
EFS Operators

Casing Oil
Oil Gas Equiv % Pressure Gravity
Location (BOPD) (MCFD) (BOEPD) Rank Oil GOR (psi) API-60°
Shiner - "Beer Quad" (Mod. GOR) 1,581 1,904 1,899 72.4                    1 83% 1,285 2,952 47.1
Shiner - Upper Eagle Ford (Marl) 917 5,077 1,763 66.8                    2 52% 5,444 3,788 53.5
Shiner - Moderate GOR 1,118 1,372 1,346 62.6                    3 83% 1,225 2,931 47.9
Rock Creek Ranch / Bozka 1,339 1,131 1,527 60.6                    4 88% 841 2,341 45.1
Peach Creek 1,295 790 1,426 57.9                    5 91% 592 1,981 44.2
Shiner - High GOR 833 2,136 1,189 55.5                    6 70% 2,645 3,396 49.5
Totals and Averages 1,244 1,474 1,490 61.7 84% 1,321 2,652 46.6
Oil Gas Equiv 30-Day/IP %
Location (BOPD) (MCFD) (BOEPD) Rank BOEPDPS Oil GOR
Shiner - "Beer Quad" (Mod. GOR) 1,097 1,458 1,340 50.8                    2 68% 82% 1,329
Shiner - Upper Eagle Ford (Marl) 830 4,038 1,502 56.9                    1 86% 55% 4,809
Shiner - Moderate GOR 628 809 763 35.5                    5 59% 82% 1,296
Rock Creek Ranch / Bozka 848 645 955 39.0                    3 73% 89% 787
Peach Creek 868 540 958 38.3                    4 63% 91% 598
Shiner - High GOR 500 1,261 706 33.1                    6 60% 70% 2,571
Totals and Averages 779 984 943 39.2 64% 83% 1,378
Initial Potential
30-Day Average
BOEPD/
Stage
(BOEPDPS)
BOEPD/
Stage
(BOEPDPS)
BOEPDPS
BOEPDPS
Detailed Analysis of EFS Wells by Location
22
Wells TIL Since 4/1/13 - Excludes Non-Operated and “Shallow” Wells
Notes
- “Beer Quad” wells are moderate GOR wells, with beer types in their names, located primarily in Lavaca County to the northwest of the town of Shiner.
- “Shiner - Moderate GOR” wells are located to the east and northeast of the “Beer Quad.”
- Excluded shallow wells are wells with less than 10,500’ of vertical depth (defined as measured depth less lateral length).
- Sorted by ranking of IP BOEPD / frac stage.
- In the “Shiner - Upper Eagle Ford (Marl)” location, the 30-day information pertains to one well. The other two wells have not yet had 30 days of production information.

Detailed Analysis of EFS Wells by Location

Notes
- “Beer Quad” wells are moderate GOR wells, with beer types in their names, located primarily in Lavaca County to the northwest of the town of Shiner.
- “Shiner - Moderate GOR” wells are located to the east and northeast of the “Beer Quad.”
- Excluded shallow wells are wells with less than 10,500’ of vertical depth (defined as measured depth less lateral length).
- Sorted by ranking of IP BOEPD / frac stage.
- In the “Shiner - Upper Eagle Ford (Marl)” location, the 30-day information pertains to one well. The other two wells have not yet had 30 days of production information.
Wells TIL Since 4/1/13 - Excludes Non-Operated and “Shallow” Wells
Gross Net WI
Location Wells Wells (%)
Shiner - "Beer Quad" (Mod. GOR) 17 8.0 47%
Shiner - Upper Eagle Ford (Marl) 2 1.9 94%
Shiner - Moderate GOR 12 9.2 77%
Rock Creek Ranch / Bozka 8 3.7 47%
Peach Creek 29 13.6 47%
Shiner - High GOR 14 12.5 89%
Totals and Averages 82 48.8 60%
No. of Lateral Lat. Length Vertical
Frac Proppant Length per Stage + Curve
Location Stages (lbs) (ft) (ft/stage) (lbs) Rank (lbs) Rank (ft)
Shiner - "Beer Quad" (Mod. GOR) 26.4 9,350,587 5,970 226 354,222 2 1,582 2 12,483
Shiner - Upper Eagle Ford (Marl) 26.5 9,970,830 5,917 223 376,349 1 1,686 1 13,125
Shiner - Moderate GOR 21.7 6,579,536 5,124 236 302,518 4 1,295 5 12,342
Rock Creek Ranch / Bozka 26.8 9,041,509 6,152 237 333,514 3 1,441 3 11,047
Peach Creek 25.8 7,800,856 5,982 232 301,591 5 1,324 4 11,264
Shiner - High GOR 21.6 6,144,944 4,928 229 282,999 6 1,253 6 12,841
Totals and Averages 24.7 7,834,661 5,689 231 314,401 1,381 11,968
Proppant
per Stage
Proppant
per Stage
Drilling and Completion Information
Proppant
per Foot
Proppant
per Foot

PENN VIRGINIA CORPORATION

PEACH CREEK FIELD

Pre-Tax Rate of Return Sensitivities; Assumes $8.4MM D&C Cost

$4.00/MMBtu HH Gas Price (Flat)
PV-10 Breakeven
Rate of Return BFIT - %
WTI Oil Price (Flat) - $/Bbl
$8.4MM
EUR: 520 MBOE

SHINER FIELD

Pre-Tax Rate of Return Sensitivities; Assumes $9.2MM D&C Cost

$4.00/MMBtu HH Gas Price (Flat)
PV-10 Breakeven
Rate of Return BFIT - %
WTI Oil Price (Flat) - $/Bbl
$9.2MM
EUR: 680 MBOE

Internal Well Economics
(1) Based on latest internal type curve. Terminal decline of 5%n both Peach Creek and Shiner, as opposed to 12% terminal decline per outside reservoir engineering report.
(2) Gross EUR assumes 18.5 MBOE of EUR per frac stage in Peach Creek (15.9 MBO of oil, 1.4 MBO of NGLs and 188 Mcf of gas) and 25.2 BOE per frac stage in Shiner (16.2 MBO, 4.8 MBO of NGLs and 687 Mcf of gas).
(3) The majority of our future drilling program will occur in these areas. Type curve utilized is supported with early time production information.
(4) Assumes a flat $80 or $100 per barrel WTI oil price.
(5) Capital cost plus before tax PV-10 divided by capital cost.
Note: Internal type curves represent management's best estimates of type curves and may differ from those of our third-party reserve engineers. Financial reporting reserves are based on the type curves of our third-party reserve engineers. Both the internal type curves and those of our third-party reserve engineers are estimates based on limited data. There can be no assurance that actual production will conform with either set of type curves.
Pretax IRR Sensitivities – Superior Returns in Peach Creek and Shiner
Peach Creek Field
• Assumes 28 frac stages
• 520 MBOE EUR type curve (1) ; 86% oil, 8% NGLs (2)
• Drilling and completion costs of $8.4 MM ($301K/stage)
• Internal reserves based on recent well results using a higher
IP, lower initial decline rate and 5% terminal decline rate (3)
Shiner Field
• Assumes 27 frac stages
• 680 MBOE EUR type curve (1) ; 65% oil, 19% NGLs (2)
• Drilling and completion costs of $9.2 MM ($342K/stage)
• Internal reserves based on recent well results using a higher
IP, lower initial decline rate and 5% terminal decline rate (3)
Key Takeaways $80 WTI Price $100 WTI Price
IRR
(4)
61% 118%
BTAX PV-10
(4)
($MM) $7.7 $11.7
PV/I
(5)
1.83 2.27
Key Takeaways $80 WTI Price $100 WTI Price
IRR
(4)
69% 136%
BTAX PV-10
(4)
($MM) $7.5 $11.4
PV/I
(5)
1.88 2.35

PENN VIRGINIA CORPORATION

24,000
21,000
18,000
15,000
12,000
9,000
6,000
3,000
0
Barrels per Day
Weighted Average Ceiling / Swap Price by Quarter
$93.58
$92.69
$92.69
$92.19
$92.19
$90.84
$92.67
$92.92
$90.48
$90.48
$89.77
$89.77
$90.84
$90.84
$90.84
$90.84
Weighted Average Floor / Swap Price by Quarter
$100
$95
$90
$85
$80
$75
$70
$65
$60
Weighted Avg. Floors and Swaps ($/Bbl.)
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16

20
15
10
5
0
MMBtu per Day (000s)
$4.10
$4.50
$4.50
Weighted Swap Price by Quarter
$6.00
$4.50
$3.00
$1.50
$0.00
Weighted Avg. Floors and Swaps ($/MMBtu)
3Q14
4Q14
1Q15

Crude Oil Hedges (Swaps and Collars) (1) Natural Gas Hedges (Swaps and Collars) (1)
•
Maintain an active hedging program to help support capital spending program and ensure strong coverage metrics
•
Hedges in place to protect cash flow
•
Latest oil hedges:
– 12,500 BOPD (82% of est. vol.) is hedged for 2H14 at an average floor price of $92.80
– 11,500 BOPD (~57% of est. vol.) is hedged for 2015 at an average floor price of $90.17
– 3,000 BOPD is hedged for 2016 at an average floor price of $90.84
•
Latest natural gas hedges:
– 10,000 MMBtu/d (~30% of est. vol.) is hedged for 2H14 at an average floor price of $4.20
– 5,000 MMBtu/d is hedged for 1Q15 at an average floor price of $4.50
25
(1) As of 8/21/14.
Protect Cash Flow
Hedging Strategy

1Q14 2Q14 1H14 Low High Low High
Production:
Crude oil (MBbls)
1,076 1,119 2,195 2,685 - 2,915 4,880 - 5,110
NGLs (MBbls)
227 261 488 625 - 685 1,113 - 1,173
Natural gas (MMcf)
3,593 3,618 7,211 5,946 - 6,552 13,157 - 13,763
Equivalent production (MBOE)
1,902 1,983 3,885 4,301 - 4,692 8,186 - 8,577
Equivalent daily production (BOEPD)
21,133 21,786 21,461 23,375 - 25,500 22,426 - 23,497
Percent crude oil and NGLs 68.5% 69.6% 69.1% 73.6% - 80.1% 71.5% - 75.0%
Production revenues (a):
Crude oil $105.6 $112.1 $217.7 $235.3 - $262.3 $453.0 - $480.0
NGLs 9.4 8.0 17.4 20.6 - 25.6 38.0 - 43.0
Natural gas 18.2 16.3 34.5 25.5 - 31.5 60.0 - 66.0
Total product revenues $133.2 $136.4 $269.6 $281.4 - $319.4 $551.0 - $589.0
Total product revenues ($ per BOE) $70.01 $68.81 $69.40 $65.43 - $68.08 $67.31 - $68.68
Percent crude oil and NGLs 86.3% 88.1% 87.2% 85.2% - 95.8% 86.1% - 91.8%
Adjusted EBITDAX (b) $93.8 $95.0 $188.8 $210.0 - $245.0 $398.8 - $433.8
Capital expenditures:
Drilling and completion $135.5 $154.0 $289.5 $320.4 - $339.4 $609.9 - $628.9
Lease acquisitions 36.9 12.8 49.7 47.3 - 65.3 97.0 - 115.0
Seismic (c) 4.5 0.1 4.6 3.4 - 4.4 8.0 - 9.0
Pipeline, gathering, facilities and other 5.6 2.6 8.2 8.8 - 10.8 17.0 - 19.0
  Total oil and gas capital expenditures $182.4 $169.5 $351.9 $380.0 - $420.0 $731.9 - $771.9
End of period debt outstanding $1,265.0 $1,130.0 $1,130.0 $1,075.0 - $1,075.0 $1,075.0 - $1,075.0
2014 Guidance 2H14
26
Full-Year and Second-Half 2014 Guidance
(a) Assumes average benchmark prices of $90.00 per barrel for crude oil and $4.50 per MMBtu for natural gas in the second half of 2014, prior to any premium or discount for quality, basin differentials, the impact of hedges and other adjustments. NGL realized pricing is assumed to be $35.00 per barrel in the second half of 2014.
(b) Adjusted EBITDAX is not a measure of financial performance under GAAP and should not be considered as a measure of liquidity or as an alternative to net income.
(c) Seismic expenditures are also reported as a component of exploration expense and as a component of net cash provided by operating activities.

Current Derivative Positions as of 8/21/14
Notes:
(a) All or a portion of these derivatives have include "lower" puts sold at a strike price of $70 per barrel.  If the price of WTI oil goes below $70 per barrel, the cash receipts on the derivatives will be limited to the difference between the swap / floor price and $70 per barrel.
(b) This swaption contract gives our counterparties the option to enter into a fixed price swap with us at a future date.  If the forward commodity price for calendar year 2015 is higher than or equal to
$88.00 per barrel on December 31, 2014, the counterparty will exercise its option to enter intoa fixed price swap at $88.00 per barrel for calendar year 2015, at which point the contract functions as a fixed price swap.  If the forward commodity price for calendar year 2015 is lower than $88.00 per barrel on December 31, 2014, the option expires and no fixed price swap is in effect.
We estimate that, excluding the derivative positions described above, for every $10.00 per barrel increase or decrease in the crude oil price, operating income for the second half of 2014 would increase or decrease by approximately $39.1 million.  In addition, we estimate that, excluding the derivative positions described above, for every $1.00 per MMBtu increase or decrease in the natural gas price, operating income for thesecond half of 2014 wouldincrease or decrease by approximately $7.9 million. This assumes that crude oil prices, natural gas pricesand inlet volumes remain constantat anticipated levels. These estimated changes in operating income exclude potential cash receipts or payments in settling these derivative positions.
27
Derivatives
Weighted Average Price
Instrument Type Average Volume Per Day Floor/ Swap Ceiling
Natural gas: (MMBtu)                                      ($ / MMBtu)         ($ / MMBtu)
Third quarter 2014 Swaps 15,000 4.10
Fourth quarter 2014 Swaps 5,000 4.50
First quarter 2015 Swaps 5,000 4.50
Crude oil: (barrels) ($ / barrel)                         ($ / barrel)
Third quarter 2014 Collars 2,000 90.00 94.33
Fourth quarter 2014 Collars 2,000 90.00 94.33
First quarter 2015 Collars (a) 4,000 87.50 94.66
Second quarter 2015                               Collars (a) 4,000 87.50 94.66
Third quarter 2015 Collars (a) 3,000 86.67 94.73
Fourth quarter 2015                                Collars (a) 3,000 86.67 94.73
Third quarter 2014 Swaps (a) 10,000 93.21
Fourth quarter 2014                                 Swaps (a) 11,000 93.45
First quarter 2015 Swaps (a) 9,000 91.81
Second quarter 2015                                Swaps (a) 9,000 91.81
Third quarter 2015 Swaps (a) 7,000 91.09
Fourth quarter 2015                                 Swaps (a) 7,000 91.09
First quarter 2016 Swaps 3,000 90.84
Second quarter 2016 Swaps 3,000 90.84
Third quarter 2016 Swaps 3,000 90.84
Fourth quarter 2016 Swaps 3,000 90.84
First quarter 2015 Swaption (b) 1,000 88.00
Second quarter 2015                            Swaption (b) 1,000 88.00
Third quarter 2015 Swaption (b) 1,000 88.00
Fourth quarter 2015                             Swaption (b) 1,000 88.00

2009 2010 2011 2012 2013
Adjusted EBITDAX
Net income (loss) from continuing operations $    (130.9) $    (65.3) $  (132.9) $  (104.6) $  (143.1) $    (182.8)
Add: Income tax expense (benefit)          (85.9) (42.9)        (88.2)        (68.7)        (77.7)        (97.7)
Add: Interest expense           44.2 53.7         56.2         59.3         78.8         88.3
Add: Depreciation, depletion and amortization 154.4         134.7       162.5       206.3       245.6       273.3
Add: Exploration 57.8           49.6         78.9         34.1         21.0         18.9
Add: Share-based compensation expense 9.1             7.8           7.4           6.3           5.8           3.7
Add/Less: Derivatives (income) expense included in net income (31.6)         (41.9)        (15.7)        (36.2)        20.9         80.0
Add/Less: Cash receipts (payments) to settle derivatives           58.1          32.8          27.4          29.7          (1.0) (17.1)
Add/Less: Loss on firm transportation commitment                -                -                -           17.3               -  -
Add: Impairments 106.4         46.0         104.7       104.5       132.2       250.1
Add/Less: Net loss (gain) on sale of assets, other
           (2.0)          (1.2)          22.0          (0.6)          33.7          (55.2)
Adjusted EBITDAX
$     179.7 $    173.3 $    222.5 $    247.6 $    316.2 $      361.5
Pro Forma Adjusted EBITDAX
$    342.4 $      361.5
dollars in millions
Year ended December 31, LTM
2Q14
Non-GAAP Reconciliation
28
Adjusted EBITDAX Reconciliation